EXHIBIT 99.3


OCWEN ASSET INVESTMENT CORP.
PRO FORMA FINANCIAL INFORMATION

                          OCWEN ASSET INVESTMENT CORP.
       UNAUDITED CONDENSED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                FOR THE PERIOD MAY 14, 1997 TO DECEMBER 31, 1997
                             (DOLLARS IN THOUSANDS)

The following unaudited pro forma condensed consolidated statements of operations are presented as if each of the following property acquisitions occurred on May 14, 1997. The pro forma condensed consolidated statements of operations should be read in conjunction with the Company's historical financial statements and notes thereto.

The Company accounts for property acquisitions utilizing purchase accounting under generally accepted accounting principles.

The unaudited pro forma condensed consolidated financial statements of operations are not necessarily indicative of what the actual results of operations of the company would have been assuming they had been completed as set forth above, nor does it purport to represent the Company's results of operations for future periods.

                                                     Historical (1)
                                      --------------------------------------------     Other        Pro Forma     Total Pro
                                      Company   Bush Street Prudential 10 UN Plaza Acquisitions(2) Adjustments(3)   Forma
                                      --------  ----------- ---------- ----------- --------------- -------------- ---------
Interest income ..................    $ 13,462    $     --   $     --    $     --    $     --       $     --      $ 13,462

Interest expense .................          --          --         --          --          --          6,461         6,461
                                      --------    --------   --------    --------    --------       --------      --------

Net interest income (expense) before
  Provision for loan losses ......      13,462          --         --          --          --         (6,461)        7,001

Provision for loan losses ........          --          --         --          --          --             --            --
                                      --------    --------   --------    --------    --------       --------      --------
Net interest income (expense) after
  Provision for loan losses ......      13,462          --         --          --          --         (6,461)        7,001

Real estate-operating income .....       2,223       5,196         65         385       6,214             --        14,083

Real estate-operating expenses ...         728       1,936      2,992         177       2,995          2,505        11,333
                                      --------    --------   --------    --------    --------       --------      --------
Real estate-net operating income..       1,495       3,260     (2,927)        208       3,219         (2,505)        2,750

Other expenses ...................       3,155          --         --          --          --          1,029         4,184

(Loss) gain on securities held
  for trading ....................          --          --         --          --          --             --            --
                                      --------    --------   --------    --------    --------       --------      --------
(Loss) income before minority
  Interest .......................      11,802       3,260     (2,927)        208       3,219         (9,995)        5,567

Minority interest in net (income)
  loss of operating partnership ..          (9)         --         --          --          --              3(4)         (6)
                                      --------    --------   --------    --------    --------       --------      --------

Net income (loss) ................    $ 11,793    $  3,260   $ (2,927)   $    208    $  3,219       $ (9,992)     $  5,561
                                      ========    ========   ========    ========    ========       ========      ========

Funds from operations ............    $ 11,972                                                                    $  8,245
                                      ========                                                                    ========

                          OCWEN ASSET INVESTMENT CORP.
       UNAUDITED CONDENSED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                FOR THE PERIOD MAY 14, 1997 TO DECEMBER 31, 1997

(1) Historical results are based on the actual results of operations from May 14, 1997 through December 31, 1997. The results of operations from the acquisition date are included in the Company column.

(2)      The following table summarizes the "Other Acquisitions":

                                           Acquisition                                           Operating           Net
        Property Name                         Date         Purchase Price       Revenues         Expenses           Income
        -------------------------------- ---------------- ----------------- ----------------- ---------------- -----------------
                                                                                 (Dollars in thousands)
        450 Sansome Street..........         9/23/97           17,200               729               407              322
        Cortez Plaza................        11/10/97           19,050             1,350               421              929
        Bayers Road Shopping Centre.         4/9/98            16,311             4,135             2,167            1,968
                                                                            -----------       -----------      -----------
                                                                                  6,214             2,995            3,219
(3)     Pro forma adjustments:

                                         Acquisition               (a)                   (b)                   (c)
        Property Name                       Date            Interest Expense    Depreciation Expense      Other Expense
                                      ----------------   --------------------  ----------------------   -------------------
                                                                      (Dollars in thousands)
        10 UN Plaza .................        9/3/97              $         --          $         73          $         34
        450 Sansome Street ..........        9/23/97                       --                   135                    64
        Cortez Plaza ................       11/10/97                       --                   258                   101
        221 Bush Street .............        4/8/98                     4,697                 1,300                   626
        Bayers Road Shopping Centre .        4/9/98                        --                   266                    --
        841 Prudential Drive ........        7/7/98                     1,764                   473                   204
                                                            -----------------     -----------------     -----------------
            Total                                                $      6,461          $      2,505          $      1,029
                                                            =================     =================     =================

        (a)       Interest expense is based on the following assumptions:

                  221 BUSH STREET
                  ---------------
                  Salomon Brothers Realty Corp. $75.0 million loan at LIBOR plus 175 basis points (7.44 percent at April 8, 1998) and from $25.2 million of borrowings from other sources at approximately the same rate. If LIBOR rate were to change by
                  12.5 basis points, interest expense would change approximately $123,000 during a one-year period.

                  841 PRUDENTIAL DRIVE
                  --------------------
                  Salomon Brothers Realty Corp. $24.1 million loan at LIBOR plus 175 basis points (7.41 percent at July 22, 1998) and from $8.6 million of borrowings from other sources at 11.50 percent. If LIBOR rate were to change by 12.5 basis points, interest expense would change approximately $30,200 during a one-year period.

        (b)       Depreciation expense is based on a 39 year useful life.

        (c) Other expense represents management fees paid to Ocwen Capital Corporation. This fee is calculated as .25 percent of average invested assets per quarter.

(4) Minority interest in net (income) loss of the operating partnership, which includes historical results for Bush Street, 841 Prudential Drive, 10 UN Plaza, and the other acquisitions, as well as the pro forma adjustments, is calculated by using the weighted average minority interest percentage for the period May 14, 1997 through December 31, 1997.


                                                   OCWEN ASSET INVESTMENT CORP.
                                UNAUDITED CONDENSED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                                           FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
                                                      (DOLLARS IN THOUSANDS)

                                                       Historical (1)
                                         ----------------------------------------------     Other        Pro Forma        Total Pro
                                         Company    Bush Street  Prudential 10 Un Plaza Acquisitions(2) Adjustments(3)      Forma
                                         --------   -----------  ---------- ----------- --------------- --------------    ---------
Interest income ....................     $ 43,088     $     --     $     --   $      --    $     --       $     --        $ 43,088

Interest expense ...................       16,838           --           --          --          --          3,615          20,453
                                         --------     --------     --------   ---------    --------       --------        --------

Net interest income (expense) before
  Provision for loan losses ........       26,250           --           --          --          --         (3,615)         22,635

Provision for loan losses ..........          557           --           --          --          --             --             557
                                         --------     --------     --------   ---------    --------       --------        --------
Net interest income (expense) after
  Provision for loan losses ........       25,693           --           --          --          --         (3,615)         22,078

Real estate-operating income .......       14,613        2,417           60                      --          1,159          18,249

Real estate-operating expenses .....       13,521          741        2,483          --         668          1,102          18,515
                                         --------     --------     --------   ---------    --------       --------        --------
Real estate-net operating income....        1,092        1,676       (2,423)         --         491         (1,102)           (265)

Other expenses .....................        6,573           --           --          --          --            518           7,091

(Loss) gain on securities held
  for trading ......................       32,723           --           --          --          --             --          32,723
                                         --------     --------     --------   ---------    --------       --------        --------

(Loss) income before minority
  Interest .........................      (12,511)       1,676       (2,423)         --         491         (5,235)        (18,001)

Minority interest in net (income)
  loss of operating partnership ....          399           --           --          --          --            297(4)          696
                                         --------     --------     --------   ---------    --------       --------        --------

Net income (loss) before
  extraordinary items ..............      (12,112)       1,676       (2,423)         --         491         (4,938)        (17,306)

Extraordinary gain on repurchase
  of debt ..........................          615           --           --                      --             --             615
                                         --------     --------     --------   ---------    --------       --------        --------

Net (loss) income ..................     $(11,497)    $  1,676     $ (2,423)  $      --    $    491       $ (4,938)       $(16,691)
                                         ========     ========     ========   =========    ========       ========        ========

Funds from operations ..............     $  4,068                                                                         $    (24)
                                         ========                                                                         ========

                          OCWEN ASSET INVESTMENT CORP.
       UNAUDITED CONDENSED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
              FOR THE PERIOD JANUARY 1, 1998 TO SEPTEMBER 30, 1998


(1) Historical results are based on the actual results of operations for the nine month period form January 1, 1998 through September 30, 1998. The results of operations from this property are included in the Company column.

(2)      The following table summarizes the "other acquisitions":

                                                                                            Operating          Net
         Property Name                    Acquisition Date  Purchase Price    Revenues       Expenses        Income
         -------------------------------- ----------------- --------------- ------------- --------------- ------------
                                                                             (Dollars in thousands)
         450 Sansome Street..........         9/23/97            17,200
         Cortez Plaza................         11/10/97           19,050
         Bayers Road Shopping Centre.          4/9/98            16,311           1,159            668            491
                                                                            -----------    -----------     ----------
                                                                                  1,159            668            491

(3)      Pro forma adjustments:
                                         Acquisition               (a)                   (b)                    (c)
         Property Name                      Date            Interest Expense    Depreciation Expense       Other Expense
                                      ----------------   --------------------  ----------------------   -----------------
                                                                      (Dollars in thousands)
         450 Sansome Street .........        9/23/97                     --                     --                  --
         Cortez Plaza ...............       11/10/97                     --                     --                  --
         221 Bush Street ............        4/8/98                   2,048                    564                 271
         Bayers Road Shopping Centre.        4/9/98                      --                    114                  64
         841 Prudential Drive .......        7/7/98                   1,567                    424                 183
                                                          -----------------      -----------------       -------------
             Total                                             $      3,615           $      1,102          $      518
                                                          =================      =================       =============

         (a)      Interest expense is based on the following assumptions:

                  221 BUSH STREET
                  ---------------
                  Salomon Brothers Realty Corp. $75.0 million loan at LIBOR plus 175 basis points (7.44 percent at April 8, 1998) and from $25.2 million of borrowings from other sources at approximately the same rate. If LIBOR rate were to change by
                  12.5 basis points, interest expense would change approximately $123,000 during a one-year period.

                  841 PRUDENTIAL DRIVE
                  --------------------
                  Salomon Brothers Realty Corp. $24.1 million loan at LIBOR plus 175 basis points (7.41 percent at July 22, 1998) and from $8.6 million of borrowings from other sources at 11.50 percent. If LIBOR rate were to change by 12.5 basis points, interest expense would change approximately $30,200 during a one-year period.

         (b)      Depreciation expense is based on a 39 year useful life.

         (c) Other expense represents management fees paid to Ocwen Capital Corporation. This fee is calculated as .25 percent of average invested assets per quarter.

(4) Minority interest in net (income) loss of the operating partnership, which includes historical results for 221 Bush Street, 841 Prudential Drive, 10 UN Plaza, and the other acquisitions, as well as the pro forma adjustments, is calculated by using the weighted average minority interest percentage for the period October 1, 1997 through September 30, 1998.


                                                    OCWEN ASSET INVESTMENT CORP.
                                UNAUDITED CONDENSED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                                        FOR THE PERIOD OCTOBER 1, 1997 TO SEPTEMBER 30, 1998
                                                       (DOLLARS IN THOUSANDS)


                                                         Historical (1)
                                          ---------------------------------------------       Other        Pro Forma     Total Pro
                                          Company   Bush Street  Prudential 10 Un Plaza   Acquisitions(2) Adjustments(3)   Forma
                                          -------   -----------  ---------- -----------   --------------- -------------- ---------
Interest income ...................       $ 48,555    $     --    $     --    $      --       $     --       $     --     $ 48,555

Interest expense ..................         16,838          --          --           --             --          6,195       23,033
                                          --------    --------    --------    ---------       --------       --------     --------

Net interest income (expense) before
  Provision for loan losses .......         31,717          --          --           --             --         (6,195)      25,522

Provision for loan losses .........            557          --          --           --             --             --          557
                                          --------    --------    --------    ---------       --------       --------     --------

Net interest income (expense) after
  Provision for loan losses .......         31,160          --          --           --             --         (6,195)      24,965

Real estate-operating income ......         16,721       4,669          86                          --          2,593       24,069

Real estate-operating expenses ....         14,199       1,522       3,680           --          1,369          1,972       22,742
                                          --------    --------    --------    ---------       --------       --------     --------
Real estate-net operating income...          2,522       3,147      (3,594)          --          1,224         (1,972)       1,327

Other expenses ....................          8,079          --          --           --             --            930        9,009

(Loss) gain on securities held
  for  trading ....................         32,723          --          --           --             --             --       32,723
                                          --------    --------    --------    ---------       --------       --------     --------

(Loss) income before minority Interest      (7,120)      3,147      (3,594)          --          1,224         (9,097)     (15,440)

Minority interest in net (income)
  loss of operating partnership ...            390          --          --           --             --            339(4)       729
                                          --------    --------    --------    ---------       --------       --------     --------

Net income (loss) before
extraordinary items ...............         (6,730)      3,147      (3,594)          --          1,224         (8,758)     (14,711)

Extraordinary gain on repurchase
  of debt .........................            615          --          --                          --             --          615
                                          --------    --------    --------    ---------       --------       --------     --------

Net (loss) income .................       $ (6,115)   $  3,147    $ (3,594)   $      --       $  1,224       $ (8,758)    $(14,096)
                                          ========    ========    ========    =========       ========       ========     ========

Funds from operations .............       $  9,522                                                                        $  2,898
                                          ========                                                                        ========

                          OCWEN ASSET INVESTMENT CORP.
       UNAUDITED CONDENSED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
              FOR THE PERIOD OCTOBER 1, 1997 TO SEPTEMBER 30, 1998


(1) Historical results are based on the actual results of operations for the twelve month period form January 1, 1998 through September 30, 1998. The results of operations from this property are included in the Company column.

(2)      The following table summarizes the "other acquisitions":

                                           Acquisition                                         Operating       Net
         Property Name                        Date          Purchase Price        Revenues     Expenses       Income
         -------------------------------- ------------- ----------------------- ------------- ------------ -------------
                                                                            (Dollars in thousands)
         450 Sansome Street..............   9/23/97          17,200
         Cortez Plaza....................   11/10/97         19,050                     272            85          187
         Bayers Road Shopping Centre.....    4/9/98          16,311                   2,321         1,284        1,037
                                                                                -----------   -----------  -----------
                                                                                      2,593         1,369        1,224

(3)      Pro forma adjustments:

                                                  Acquisition             (a)                 (b)                  (c)
        Property Name                                Date          Interest Expense  Depreciation Expense     Other Expense
                                             -----------------   ------------------  ----------------------  ----------------
                                                                                      (Dollars in thousands)
             450 Sansome Street .........          9/23/97                     --                   --                    --
             Cortez Plaza ...............         11/10/97                     --                   53                    21
             221 Bush Street ............           4/8/98                  3,927                1,087                   523
             Bayers Road Shopping Centre.           4/9/98                     --                  219                   121
             841 Prudential Drive .......           7/7/98                  2,268                  613                   265
                                                                   --------------      ---------------       ---------------
                 Total                                               $      6,195         $      1,972          $        930
                                                                   ==============      ===============       ===============

         (a)      Interest expense is based on the following assumptions:

                  221 BUSH STREET
                  ---------------
                  Salomon Brothers Realty Corp. $75.0 million loan at LIBOR plus 175 basis points (7.44 percent at April 8, 1998) and from $25.2 million of borrowings from other sources at approximately the same rate. If LIBOR rate were to change by
                  12.5 basis points, interest expense would change approximately $123,000 during a one-year period.

                  841 PRUDENTIAL DRIVE
                  --------------------
                  Salomon Brothers Realty Corp. $24.1 million loan at LIBOR plus 175 basis points (7.41 percent at July 22, 1998) and from $8.6 million of borrowings from other sources at 11.50 percent. If LIBOR rate were to change by 12.5 basis points, interest expense would change approximately $30,200 during a one-year period.

         (b)      Depreciation expense is based on a 39 year useful life.

         (c) Other expense represents management fees paid to Ocwen Capital Corporation. This fee is calculated as .25 percent of average invested assets per quarter.

(4) Minority interest in net (income) loss of the operating partnership, which includes historical results for 221 Bush Street, 841 Prudential Drive, 10 UN Plaza, and the other acquisitions, as well as the pro forma adjustments, is calculated by using the weighted average minority interest percentage for the period October 1, 1997 through September 30, 1998.